Cash and Cash Equivalents - Summary of Cash Flows, Cash and Cash Equivalents (Detail) ¥ in Thousands, $ in Thousands	Dec. 31, 2019 CNY (¥)	Dec. 31, 2019 USD ($)	Dec. 31, 2018 CNY (¥)	Dec. 31, 2018 USD ($)	Dec. 31, 2017 CNY (¥)	Dec. 31, 2016 CNY (¥)
Cash and cash equivalents [abstract]
Cash at banks and on hand	¥ 5,205,605	$ 734,726	¥ 5,110,520
Short-term bank deposits	547,663	77,298	449,370
Cash and cash equivalents	¥ 5,753,268	$ 812,024	¥ 5,559,890	$ 784,729	¥ 5,390,324	¥ 3,653,914